UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
(Amendment No. 2)
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 31, 2010
Grubb & Ellis Healthcare REIT II, Inc.
(Exact name of registrant as specified in its charter)

Maryland	333-158111 (1933 Act)	26-4008719

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1551 N. Tustin Avenue, Suite 300, Santa Ana, California	92705

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (714) 667-8252
Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT
We previously filed a Current Report on Form 8-K, or the Form 8-K, on April 6, 2010, reporting our acquisition of Center for Neurosurgery and Spine, located in Sartell, Minnesota, as described in such Form 8-K. We subsequently filed a Current Report on Form 8-K/A, Amendment No. 1, on April 7, 2010, to amend the Form 8-K. We are filing this Current Report on Form 8-K/A, Amendment No. 2, to provide the financial information required by Item 9.01.
Item 9.01 Financial Statements and Exhibits.

Page

(a) Financial statements of businesses acquired.

Center for Neurosurgery and Spine

I. Independent Auditors’ Report	2

II. Statement of Revenues and Certain Expenses for the Year Ended December 31, 2009	3

III. Notes to Statement of Revenues and Certain Expenses for the Year Ended December 31, 2009	4

(b) Pro forma financial information.

Grubb & Ellis Healthcare REIT II, Inc.

I. Unaudited Pro Forma Condensed Consolidated Financial Statements for the Three Months Ended March 31, 2010 and for the Period from January 7, 2009 (Date of Inception) through December 31, 2009	7

II. Unaudited Pro Forma Condensed Consolidated Statement of Operations for the Three Months Ended March 31, 2010	8

III. Unaudited Pro Forma Condensed Consolidated Statement of Operations for the Period from January 7, 2009 (Date of Inception) through December 31, 2009	9

IV. Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements for the Three Months Ended March 31, 2010 and for the Period from January 7, 2009 (Date of Inception) through December 31, 2009	10

INDEPENDENT AUDITORS’ REPORT
To the Board of Directors
Grubb & Ellis Healthcare REIT II, Inc.
We have audited the accompanying statement of revenues and certain expenses of Center for Neurosurgery and Spine, or the Property, for the year ended December 31, 2009. This statement of revenues and certain expenses is the responsibility of the Property’s management. Our responsibility is to express an opinion on the statement of revenues and certain expenses based on our audit.
We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of revenues and certain expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement of revenues and certain expenses, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the statement of revenues and certain expenses. We believe that our audit provides a reasonable basis for our opinion.
The accompanying statement of revenues and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission, as described in Note 1 to the statement of revenues and certain expenses and is not intended to be a complete presentation of the Property’s revenues and expenses.
In our opinion, the statement of revenues and certain expenses presents fairly, in all material respects, the revenues and certain expenses as described in Note 1 to the statement of revenues and certain expenses of Center for Neurosurgery and Spine for the year ended December 31, 2009, in conformity with accounting principles generally accepted in the United States of America.

/s/ KMJ Corbin & Company LLP
KMJ Corbin & Company LLP
Costa Mesa, California
April 7, 2010

CENTER FOR NEUROSURGERY AND SPINE
STATEMENT OF REVENUES AND CERTAIN EXPENSES
For the Year Ended December 31, 2009

Year Ended
December 31, 2009

Revenues:
Rental income	$834,000

Certain expenses:
Grounds maintenance	16,000
Building maintenance	25,000
Real estate taxes	182,000
Electricity, water and gas utilities	14,000
Property management fees	9,000
Insurance	6,000
General and administrative	2,000

Total certain expenses	254,000

Revenues in excess of certain expenses	$580,000

The accompanying notes are an integral part of this statement of revenues and certain expenses.

CENTER FOR NEUROSURGERY AND SPINE
NOTES TO STATEMENT OF REVENUES AND CERTAIN EXPENSES
For the Year Ended December 31, 2009
NOTE 1 — ORGANIZATION AND BASIS OF PRESENTATION
Organization
The accompanying statement of revenues and certain expenses includes the operations of Center for Neurosurgery and Spine, or the Property, located in Sartell, Minnesota. The Property has approximately 37,000 square feet of gross leaseable area and was 100% leased as of December 31, 2009.
Basis of Presentation
The accompanying statement of revenues and certain expenses has been prepared for the purpose of complying with the provisions of Article 3-14 of Regulation S-X promulgated by the Securities and Exchange Commission, or the SEC, which requires certain information with respect to real estate operations to be included with certain filings with the SEC. The statement of revenues and certain expenses includes the historical revenues and certain operating expenses of the Property, exclusive of items which may not be comparable to the proposed future operations of the Property. Material amounts that would not be directly attributable to future operating results of the Property are excluded, and therefore, the statement of revenues and certain expenses is not intended to be a complete presentation of the Property’s revenues and expenses. Items excluded consist of interest expense, depreciation and amortization and federal and state income taxes.
The accompanying statement of revenues and certain expenses is not representative of the actual operations for the periods presented, as certain expenses that may not be comparable to the expenses expected to be incurred by Grubb & Ellis Healthcare REIT II, Inc., in the future operations of the Property have been excluded.
NOTE 2 — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
Revenue Recognition
All leases are classified as operating leases and minimum rents are recognized on a straight-line basis over the terms of the lease (including rent holidays). Tenant reimbursements for real estate taxes, common area maintenance and other recoverable costs are recognized as rental income in the period that the expenses are incurred.
Repairs and Maintenance
Repairs and maintenance costs are expensed as incurred, while significant improvements, renovations and replacements are capitalized.
Property Management Fees
The owners of the Property contracted with a related party to manage the Property. For the year ended December 31, 2009, the Property incurred a management fee totaling $9,000.
Use of Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of revenues and certain expenses during the reporting period. Actual results could differ materially from those estimates.

CENTER FOR NEUROSURGERY AND SPINE
NOTES TO STATEMENT OF REVENUES AND CERTAIN EXPENSES
For the Year Ended December 31, 2009
NOTE 3 — LEASES
The Property has entered into operating lease agreements with tenants that expire at various dates through 2016 and are subject to consumer price index increases in base rent. The aggregate annual future minimum lease payments to be received under the existing non-cancelable operating leases as of December 31, 2009 are as follows:

Year Ending December 31,
2010	$562,000
2011	526,000
2012	518,000
2013	518,000
2014	518,000
Thereafter	636,000

$3,278,000

The leases also require reimbursement of the tenants’ proportional share of common area expenses, real estate taxes and other expenses, which are not included in the amounts above.
NOTE 4 — TENANT CONCENTRATION
For the year ended December 31, 2009, the Property had four tenants occupying 83.3% of the gross leaseable area, which accounted for 92.2% of the total base rent.

		Aggregate Annual Rental	% Aggregate Annual
Tenant Name	Date of Lease Expiration	Income	Rental Income

Central Minnesota Neurosciences	February 28, 2016	$144,000	25.7%
Center for Pain Management	May 31, 2016	$143,000	25.4%
Central Minnesota Center for Diagnostic Imaging	March 31, 2016	$128,000	22.7%
Tomark Physicians	March 31, 2016	$104,000	18.4%
If these tenants were to default on their leases and substitute tenants are not found, future revenue of the Property would be materially and adversely impacted.
NOTE 5 — COMMITMENTS AND CONTINGENCIES
Litigation
The Property may be subject to legal claims in the ordinary course of business as a property owner. Management believes that the ultimate settlement of any potential claims will not have a material impact on the Property’s results of operations.
Environmental Matters
In connection with the ownership and operation of real estate, the Property may be potentially liable for costs and damages related to environmental matters. The Property has not been notified by any governmental authority of any non-compliance, liability or other claim, and management is not aware of any other environmental condition that it believes will have a material adverse effect on the Property’s results of operations.

CENTER FOR NEUROSURGERY AND SPINE
NOTES TO STATEMENT OF REVENUES AND CERTAIN EXPENSES
For the Year Ended December 31, 2009
Other Matters
Other commitments and contingencies include the usual obligations of a real estate property in the normal course of business. In the opinion of management, these matters are not expected to have a material adverse effect on the Property’s financial position and/or results of operations.
NOTE 6 — SUBSEQUENT EVENT
On March 31, 2010, Grubb & Ellis Healthcare REIT II, Inc., through its subsidiary, purchased the Property for a purchase price of $6,500,000, plus closing costs.

Grubb & Ellis Healthcare REIT II, Inc.
Unaudited Pro Forma Condensed Consolidated Financial Statements
For the Three Months Ended March 31, 2010 and
for the Period from January 7, 2009 (Date of Inception) through December 31, 2009
The accompanying unaudited pro forma condensed consolidated financial statements (including the notes thereto) are qualified in their entirety by reference to and should be read in conjunction with our Quarterly Report on Form 10-Q for the quarter ended March 31, 2010 and Annual Report on Form 10-K for the year ended December 31, 2009. In management’s opinion, all adjustments necessary to reflect the transactions have been made.
The accompanying unaudited pro forma condensed consolidated statements of operations for the three months ended March 31, 2010 and for the period from January 7, 2009 (Date of Inception) through December 31, 2009 are presented as if we acquired Lacombe Medical Office Building, or the Lacombe MOB property, and Center for Neurosurgery and Spine, or the Center for Neurosurgery and Spine property, or collectively the Properties, on January 7, 2009 (Date of Inception). The Properties were acquired using a combination of debt financing and cash proceeds, net of offering costs, received from our initial public offering through the acquisition date. However, the pro forma adjustments assume that the debt proceeds and net offering proceeds, at a price of $10.00 per share, were raised as of January 7, 2009 (Date of Inception).
An unaudited pro forma condensed consolidated balance sheet as of March 31, 2010 is not presented as the effect of the acquisition of the Properties is fully reflected in our historical consolidated balance sheet as of March 31, 2010.
The accompanying unaudited pro forma condensed consolidated financial statements are unaudited and are subject to a number of estimates, assumptions, and other uncertainties, and do not purport to be indicative of the actual results of operations that would have occurred had the acquisitions reflected therein in fact occurred on the date specified, nor do such financial statements purport to be indicative of the results of operations that may be achieved in the future. In addition, the unaudited pro forma condensed consolidated financial statements include pro forma allocations of the purchase price of the Properties based upon preliminary estimates of the fair value of the assets acquired and liabilities assumed in connection with the acquisitions and are subject to change.

Grubb & Ellis Healthcare REIT II, Inc.
Unaudited Pro Forma Condensed Consolidated Statement of Operations
For the Three Months Ended March 31, 2010

		Q1 2010 Previously	Acquisition of the
	Company	Reported	Center for Neurosurgery		Company
	Historical(A)	Transaction(B)	and Spine Property(C)		Pro Forma

Revenue:
Rental income	$61,000	$138,000	$190,000		$389,000

Expenses:
Rental expenses	17,000	35,000	70,000	(D)	122,000
General and administrative	185,000	10,000	12,000	(E)	207,000
Acquisition related expenses	637,000	—	—		637,000
Depreciation and amortization	29,000	54,000	94,000	(F)	177,000

Total expenses	868,000	99,000	176,000		1,143,000

(Loss) income from operations	(807,000)	39,000	14,000		(754,000)
Other income (expense):
Interest expense related to mortgage loan payable and derivative financial instrument	(1,000)	—	(57,000	)(G)	(58,000)
Interest income	5,000	—	—		5,000

Net (loss) income	(803,000)	39,000	(43,000)		(807,000)

Less: Net loss attributable to noncontrolling interest	—	—	—		—

Net (loss) income attributable to controlling interest	$(803,000)	$39,000	$(43,000)		$(807,000)

Net loss per common share attributable to controlling interest — basic and diluted	$(0.30)				$(0.30)

Weighted average number of common shares outstanding — basic and diluted	2,690,794				2,690,794	(H)

The accompanying notes are an integral part of the unaudited pro forma condensed consolidated statement of operations.

Grubb & Ellis Healthcare REIT II, Inc.
Unaudited Pro Forma Condensed Consolidated Statement of Operations
For the Period from January 7, 2009 (Date of Inception) through December 31, 2009

		Q1 2010 Previously	Acquisition of the
	Company	Reported	Center for Neurosurgery		Company
	Historical(I)	Transaction(J)	and Spine Property(K)		Pro Forma

Revenue:
Rental income	$—	$796,000	$766,000		$1,562,000

Expenses:
Rental expenses	—	227,000	285,000	(L)	512,000
General and administrative	268,000	56,000	53,000	(M)	377,000
Acquisition related expenses	18,000	—	—	(N)	18,000
Depreciation and amortization	—	350,000	416,000	(O)	766,000

Total expenses	286,000	633,000	754,000		1,673,000

(Loss) income from operations	(286,000)	163,000	12,000		(111,000)
Other income (expense):
Interest expense related to mortgage loan payable and derivative financial instrument	—	—	(230,000	)(P)	(230,000)
Interest income	4,000	—	—		4,000

Net (loss) income	(282,000)	163,000	(218,000)		(337,000)

Less: Net loss attributable to noncontrolling interest	1,000	—	—		1,000

Net (loss) income attributable to controlling interest	$(281,000)	$163,000	$(218,000)		$(336,000)

Net loss per common share attributable to controlling interest — basic and diluted	$(1.51)				$(0.30)

Weighted average number of common shares outstanding — basic and diluted	186,330				1,135,798	(Q)

The accompanying notes are an integral part of the unaudited pro forma condensed consolidated statement of operations.

Grubb & Ellis Healthcare REIT II, Inc.
Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements – (Continued)
1. Notes to Unaudited Pro Forma Condensed Consolidated Statement of Operations for the Three Months Ended March 31, 2010
(A) As reported in our Quarterly Report on Form 10-Q for the quarter ended March 31, 2010.
(B) Amounts represent the previously reported estimated operations, including pro forma adjustments, based on historical operations of the Lacombe MOB property, which was acquired in the first quarter of 2010.
(C) Amounts represent the estimated operations, including pro forma adjustments, based on historical operations of the Center for Neurosurgery and Spine property.
(D) Amounts represent the estimated rental expenses of the property. We entered into an advisory agreement with Grubb & Ellis Healthcare REIT II Advisors, LLC, our advisor, or our advisory agreement. Pursuant to our advisory agreement, our advisor or its affiliates are entitled to receive, for services in managing each of our properties, a monthly property management fee of up to 4.0% of the gross monthly cash receipts of the property. As a result, the pro forma amounts shown are reflective of our current advisory agreement at a rate of 4.0%.
Also, adjustments were made for an incremental property tax expense assuming the acquisition price and historical property tax rate.
(E) Pursuant to our advisory agreement, our advisor or its affiliates are entitled to receive a monthly asset management fee for services rendered in connection with the management of our assets equal to one-twelfth of 0.85% of average invested assets, subject to our stockholders receiving distributions in an amount equal to 5.0% per annum, cumulative, non-compounded, of invested capital. At the time of the acquisition of the Center for Neurosurgery and Spine property, our stockholders had received annualized distributions greater than 5.0% per annum. As such, we assumed an asset management fee was incurred for the three months ended March 31, 2010.
(F)  Amounts represent depreciation and amortization expense on the allocation of the purchase price. The purchase price has been allocated to land — $319,000, building and improvements — $4,688,000, in place leases — $574,000, above market leases — $327,000, tenant relationships — $586,000, mortgage loan payable, net — ($3,025,000) and derivative financial instrument — ($310,000). Depreciation and amortization expense is recognized using the straight-line method over an estimated useful life of 39 years, 11 to 74 months, 11 to 74 months and 127 months for building, improvements, in place leases and tenant relationships, respectively.
The amounts allocated to above market leases are amortized to rental income over the remaining term of the acquired leases which ranges between 71 and 74 months.
The amounts allocated to debt discount — $316,000, are amortized to interest expense over the remaining term of the associated assumed mortgage loan payable of 137 months.
The purchase price allocations, and therefore, depreciation and amortization expense are preliminary and subject to change.
(G) Amount represents interest expense, and the amortization of the corresponding loan fees and debt discount, on the debt instrument. The mortgage loan payable bears interest at a variable rate. We have entered into a 6.00% fixed rate swap agreement. As such, interest expense represents the effective 6.00% fixed rate under the swap agreement.
(H) Represents the weighted average number of shares of our common stock from our initial public offering, at $10.00 per share, required to generate sufficient offering proceeds, net of offering costs, to fund the purchase of the Center for Neurosurgery and Spine property. The calculation assumes these proceeds were raised as of January 7, 2009 (Date of Inception).

Grubb & Ellis Healthcare REIT II, Inc.
Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements – (Continued)
2. Notes to Unaudited Pro Forma Condensed Consolidated Statement of Operations for the Period from January 7, 2009 (Date of Inception) through December 31, 2009
(I) Derived from amounts reported in our Annual Report on Form 10-K for the year ended December 31, 2009.
(J) Amounts represent the previously reported estimated operations, including pro forma adjustments, based on historical operations of the Lacombe MOB property, which was acquired in the first quarter of 2010.
(K) Amounts represent the estimated operations, including pro forma adjustments, based on historical operations of the Center for Neurosurgery and Spine property.
(L) Amounts represent estimated rental expenses of the property. Pursuant to our advisory agreement, our advisor or its affiliates are entitled to receive, for services in managing each of our properties, a monthly property management fee of up to 4.0% of the gross monthly cash receipts of the property. As a result, the pro forma amounts shown are reflective of our current advisory agreement at a rate of 4.0%.
Also, adjustments were made for an incremental property tax expense assuming the acquisition price and historical property tax rate.
(M) Pursuant to our advisory agreement, our advisor or its affiliates are entitled to receive a monthly asset management fee for services rendered in connection with the management of our assets equal to one-twelfth of 0.85% of average invested assets, subject to our stockholders receiving distributions in an amount equal to 5.0% per annum, cumulative, non-compounded, of invested capital. At the time of the acquisition of the Center for Neurosurgery and Spine property, our stockholders had received annualized distributions greater than 5.0% per annum. As such, we assumed an asset management fee was incurred for the period from January 7, 2009 (Date of Inception) through December 31, 2009.
(N) We incurred $254,000 in acquisition related expenses in connection with the acquisition of the Center for Neurosurgery and Spine property. As these are nonrecurring charges, they have been excluded from the unaudited pro forma condensed consolidated statement of operations for the period from January 7, 2009 (Date of Inception) through December 31, 2009.
(O) Amounts represent depreciation and amortization expense on the allocation of the purchase price. The purchase price has been allocated to land — $319,000, building and improvements — $4,688,000, in place leases — $574,000, above market leases — $327,000, tenant relationships — $586,000, mortgage loan payable, net — ($3,025,000) and derivative financial instrument — ($310,000). Depreciation and amortization expense is recognized using the straight-line method over an estimated useful life of 39 years, 11 to 74 months, 11 to 74 months and 127 months for building, improvements, in place leases and tenant relationships, respectively.
The amounts allocated to above market leases are amortized to rental income over the remaining term of the acquired leases which ranges between 71 and 74 months.
The amounts allocated to debt discount — $316,000, are amortized to interest expense over the remaining term of the associated assumed mortgage loan payable of 137 months.
The purchase price allocations, and therefore, depreciation and amortization expense are preliminary and subject to change.
(P) Amount represents interest expense, and the amortization of the corresponding loan fees and debt discount, on the debt instrument. The mortgage loan payable bears interest at a variable rate. We have entered into a 6.00% fixed rate swap agreement. As such, interest expense represents the effective 6.00% fixed rate under the swap agreement.
(Q) Represents the weighted average number of shares of our common stock from our initial public offering, at $10.00 per share, required to generate sufficient offering proceeds, net of offering costs, to fund the purchase of the Center for Neurosurgery and Spine property. The calculation assumes these net proceeds were raised as of January 7, 2009 (Date of Inception).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Grubb & Ellis Healthcare REIT II, Inc.
Date: June 16, 2010	By:	/s/ Jeffrey T. Hanson
		Name:	Jeffrey T. Hanson
		Title:	Chief Executive Officer